Dividends	12 Months Ended
Dec. 31, 2012
Dividends
Dividends

10. Dividends

In 2010, the Company’s board of directors approved the payment of a cash dividend of $0.25 per ordinary share ($0.25 per ADS), for a total of $20,081,057, which was paid in May 2010 to shareholders of record as of the close of business on April 9, 2010.

In 2011, the Company’s board of directors approved the payment of a cash dividend of $0.25 per ordinary share ($0.25 per ADS), for a total of $20,209,842, which was paid in April 2011 to shareholders of record as of the close of business on April 6, 2011.

In 2012, the Company’s board of directors approved the payment of a cash dividend of $0.15 per ordinary share ($0.15 per ADS) directly from the additional paid-in capital account, for a total of $11,866,670, which was paid in April 2012 to shareholders of record as of the close of business on April 10, 2012.